Performance Units - Equities Business Performance Thresholds
Note:
(1) All financial performance hurdles exclude the contribution to operating earnings/margins from ECM-related activities
(2) Issuance of consideration associated with financial performance hurdles occurs in February following measurement period (e.g., payout for 2015 tranche of Class G occurs in February 2016)
Class G
2015
Operating margin of 12%
2016
Operating margin of 14%
2017
Operating margin of 16%
Class H
2017
Maximum Payout is based on:
a) Achieving average operating margin of
17% over 2015, 2016 and 2017
and
b) Achieving average operating earnings of
$48mm over same period
2018
Maximum Payout is based on:
a) Achieving average operating margin of
17% over 2016, 2017 and 2018
and
b) Achieving average operating earnings of
$48mm over same period
2019
Maximum Payout is based on:
a) Achieving average operating margin of
17% over 2017, 2018 and 2019
and
b) Achieving average operating earnings of
$48mm over same period
Exhibit 99.1